UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2005

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-6365	41-0919654
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Xerxes Avenue South, Suite 1800, Minneapolis, Minnesota	55431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-1874

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On April 18, 2005, Apogee Enterprises, Inc. issued a press release announcing it was increasing its guidance for fiscal 2006 by $0.04 per share as a result of the delay in the requirement to expense stock options until the beginning of the Company’s next fiscal year, which begins February 26, 2006. This was the only change to the fiscal 2006 guidance the Company issued in its press release on April 6, 2005. A copy of this press release is furnished (not filed) as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Exhibits.

Exhibit 99.1        Press Release issued by Apogee Enterprises, Inc. dated April 18, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ William F. Marchido
William F. Marchido Chief Financial Officer

Dated: April 18, 2005

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Apogee Enterprises, Inc. dated April 18, 2005.

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